                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                     pursuant to Section 5.07(b) of Sale and
             Servicing Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

--------------------------------------------------------------------------------
Distribution Date:  May 25, 2004


(i)   Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                       $0.00
                 --------------------
                (  $             -   , per $1,000 original principal amount of the Notes)
                 --------------------
(ii)  Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                  $23,097,598.43

                 --------------------
                (  $ 0.0000370       , per $1,000 original principal amount of the Notes)
                 --------------------
(iii) Amount of principal being paid or distributed in respect of the Class M Notes:
                       $0.00
                 --------------------
                (      $0.00         , per $1,000 original principal amount of the Notes)
                 --------------------
(iv)  Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                       $0.00
                 --------------------
                (  $             -   , per $1,000 original principal amount of the Notes)
                 --------------------
(v)   Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $1,606,520.05

                 --------------------
                (  $ 0.0000026       , per $1,000 original principal amount of the Notes)
                 --------------------
(vi) (a) Amount of interest being paid or distributed in respect of the Class M Notes:
                     $122,250.00
                 --------------------
                (  $ 0.0000041       , per $1,000 original principal amount of the Notes)
                 --------------------
        (b)  Amount of interest being paid or distributed in respect of the Class M Strip:
                     $14,250.00
                 --------------------
                (  $ 0.0000005       , per $1,000 original principal amount of the Notes)
                 --------------------
(vii)   Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                       $0.00
                 --------------------
                (  $             -   , per $1,000 original principal amount of the Notes)
                 --------------------
        (2)  Distributed to Class A-2 Noteholders:
                       $0.00
                 --------------------
                (  $             -   , per $1,000 original principal amount of the Notes)
                 --------------------
        (3)  (a)  Distributed to Class M Noteholders:
                       $0.00
                 --------------------
                (  $             -   , per $1,000 original principal amount of the Notes)
                 --------------------
             (b)  Distributed to Class M Strip:
                       $0.00
                 --------------------
                   $             -   , per $1,000 original principal amount of the Notes)
                 --------------------
        (4)  Balance on Class A-1 Notes:
                       $0.00
                 --------------------
                (  $             -   , per $1,000 original principal amount of the Notes)
                 --------------------
        (5)  Balance on Class A-2 Notes:
                       $0.00
                 --------------------
                (  $             -   , per $1,000 original principal amount of the Notes)
                 --------------------


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



                                                                                                                Page 2
        (6)  (a)  Balance on Class M Notes:
                        $0.00
                 --------------------
                (  $              -   , per $1,000 original principal amount of the Notes)
                 --------------------
             (b)  Balance on Class M Strip:
                        $0.00
                 --------------------
                (  $              -   , per-$1,000 original principal amount of the Notes)
                 --------------------
(viii)  Payments made under the Cap Agreement on such date:             May 24, 2004
                                                              -------------------------------
                (       $0.00         with respect to the Class A-1 Notes,
                 --------------------
                (       $0.00         with respect to the Class A-2 Notes,
                 --------------------
                (       $0.00         with respect to the Class M Notes,
                 --------------------
(ix)    Pool Balance at end of related Collection Period:        $486,488,219.70
                                                           ---------------------------
(x)     After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:            $0.00
                                                                      -----------------------
             (2)  Class A-1 Note Pool Factor:                    -
                                                     ---------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $391,488,219.70
                                                                      -----------------------
             (2)  Class A-2 Note Pool Factor:           0.62638115
                                                     ---------------
        (c)  (1)  Outstanding principal amount of Class M Notes:          $30,000,000.00
                                                                      -----------------------
             (2)  Class M Note Pool Factor:             1.00000000
                                                     ---------------
        (d)  (1)  Outstanding principal amount of Certificates:           $65,000,000.00
                                                                      -----------------------
             (2)  Certificate Pool Factor:              1.00000000
                                                     ---------------
(xi)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.1200000%   for the current period
                  -------------
             (2)  The Student Loan Rate was:         Not Applicable      (1)
                                                     --------------------
        (b)  Note Interest Rate for the Class A-1 Notes:       1.4000000%     (Based on 3-Month LIBOR)
                                                               ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:       1.5500000%     (Based on 3-Month LIBOR)
                                                               ---------------
        (d)  Note Interest Rate for the Class M Notes:         1.8200000%     (Based on 3-Month LIBOR)
                                                               ---------------
(xii)   (a)  Amount of Master Servicing Fee for related Collection Period:        $617,803.80
                                                                            ----------------------
                   $ 0.000002206      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------
                   $ 0.000000988      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------
                   $ 0.000020593      , per $1,000 original principal amount of the Class M Notes.
                  --------------------
(xiii)       Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                   ----------------------
                   $ 0.000000011      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------
                   $ 0.000000005      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------
                   $ 0.000000100      , per $1,000 original principal amount of the Class M Notes.
                  --------------------
(xiv)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        $748,074.03
                                                                                                -------------------
        (b)  Delinquent Contracts                       # Disb.       %               $ Amount         %
                                                        -------     -----             --------       -----
             30-60 Days Delinquent                        848       1.78%           $ 9,505,492      2.24%
             61-90 Days Delinquent                        464       0.98%           $ 4,702,137      1.11%
             91-120 Days Delinquent                       330       0.69%           $ 3,494,188      0.82%
             More than 120 Days Delinquent                408       0.86%           $ 5,437,554      1.28%
             Claims Filed Awaiting Payment                198       0.42%           $ 1,408,319      0.33%
                                                     ----------     ----------     -------------    -------
                TOTAL                                   2,248       4.73%           $24,547,690      5.79%
(xv)    Amount in the Prefunding Account:       $0.00
                                         --------------------
(xvi)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:          0.00

    (1) This Calculation not required unless Three-Month LIBOR for such Interest
        Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.


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